UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

EYENOVIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, Suite 2400, New York, NY 10017

(Address of Principal Executive Offices, and Zip Code)

(833) 393-6684

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, par value $0.0001 per share	EYEN	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Eyenovia, Inc. (“Eyenovia”) was held in a virtual format on June 27, 2023 at 10:00 AM EDT. At the Annual Meeting, the stockholders approved an amendment to the Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan (the “2018 Plan Amendment”), reserving an additional 1,000,000 shares of common stock for further issuance under such plan. Eyenovia’s Board of Directors previously approved the 2018 Plan Amendment on March 6, 2023, subject to stockholder approval.

A summary of the principal features of the Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan, as Amended, can be found in the definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on May 11, 2023 (the “Proxy Statement”), under the heading “PROPOSAL TWO - APPROVAL OF AN AMENDMENT TO THE 2018 PLAN,” which summary is incorporated herein by reference. This summary is qualified in its entirety by, and should be read in conjunction with, the full text of such plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The actions set forth below were taken at the Annual Meeting. Of Eyenovia’s 38,002,965 shares of common stock issued and eligible to vote as of the record date of May 4, 2023, a quorum of 23,977,429 shares, or approximately 63.09% of the eligible shares, was present virtually or represented by proxy at the Annual Meeting. Each of the matters set forth below is described in detail in the Proxy Statement.

1. Election of the following nominees of Eyenovia, to serve a one-year term expiring in 2024 or until their successors have been elected and qualified.

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Non-Votes
Tsontcho Ianchulev, M.D., M.P.H	8,341,684	5,513,604	10,122,141
Rachel Jacobson	13,705,126	150,162	10,122,141
Charles E. Mather IV	13,689,340	165,948	10,122,141
Ram Palanki, Pharm.D.	13,730,101	125,187	10,122,141
Michael Rowe	13,723,483	131,805	10,122,141
Ellen Strahlman, M.D.	13,732,906	122,382	10,122,141

2. Approval of an amendment to the Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan to reserve an additional 1,000,000 shares of common stock for issuance thereunder..

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
7,977,368	664,837	5,213,083	10,122,141

3. Ratification of the appointment of Marcum LLP as Eyenovia’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
23,820,218	67,840	89,371	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan, as Amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYENOVIA, INC.

Date: June 27, 2023	/s/ John Gandolfo
John Gandolfo
Chief Financial Officer